ForeRetirement II Variable Annuity

Supplement dated March 4, 2024 to your Prospectus dated May 1, 2023

American Century VP Mid Cap Value Fund

American Century VP Value Fund

The Board of Directors of American Century Variable Portfolios, Inc. approved a proposed Agreement and Plan of Reorganization (“Reorganization”) to reorganize the two Funds listed above (each an “Acquired Fund” and together, the “Acquired Funds”) into corresponding Lincoln Variable Insurance Products Trust Funds (each an “Acquiring Fund” and together, the “Acquiring Funds”) as shown below.

Acquired Fund Sub-Accounts and Share Class	Acquiring Fund Sub-Accounts and Share Class
American Century VP Mid Cap Value Fund, Class II	LVIP American Century Mid Cap Value Fund, Service Class
American Century VP Value Fund, Class II	LVIP American Century Value Fund, Service Class

Shareholders of record of each Acquired Fund as of the close of business, January 29, 2024, were entitled to vote and approve the Agreement and Plan of Reorganization. Proxy materials were expected to be mailed in February to provide the information about each proposed Reorganization. If the Reorganizations are approved, the Acquiring Funds will become available as investment options under your Contract effective on or about April 26, 2024.

On or About April 26, 2024

•	Premium Payments. You will no longer be able to allocate new Premium Payments to either Acquired Fund’s Sub-Account, including allocations via InvestEase, after the Reorganizations. If any portion of your future Premium Payments is allocated to either Acquired Fund’s Sub-Account after the Reorganizations, you must redirect that allocation to another Sub-Account(s) available under your Contract, subject to applicable Investment Restrictions.

•	Sub-Account Transfers. You will no longer be able to make Sub-Account transfers to either Acquired Fund’s Sub-Account, including transfers via any of the Dollar Cost Averaging programs or Asset Rebalancing, after the Reorganizations.

•	Contract Value. If any of your Contract Value is invested in either Acquired Fund’s Sub-Account, the Contract Value will automatically be transferred into the corresponding Acquiring Fund’s Sub-Account. You may transfer any Contract Value in either Acquired Fund’s Sub-Account to other investment options currently available under your Contract prior to the Reorganizations, subject to applicable Investment Restrictions.

•	Enrollments. If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that include transfers of Contract Value in or out of either Acquired Fund’s Sub-Account, your enrollment will automatically be updated to reflect the corresponding Acquiring Fund’s Sub-Account.

•	Investment Restrictions. Investment Restrictions, if applicable, may require you to remain invested in an Acquired Fund’s Sub-Account before the Reorganizations and in the corresponding Acquiring Fund’s Sub-Account after the Reorganizations. Current Investment Restrictions are listed in Appendix C of the Prospectus.

•	Sub-Account Transfer Rule. The transfer of your Contract Value from either Acquired Fund’s Sub-Account as a result of the Reorganizations will not be counted against any limitation on the number of transfers that may be performed. During the 60 days after the Reorganizations, you will be allowed one Sub-Account transfer from the corresponding Acquiring Fund’s Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

New Investment Options

Effective April 26, 2024, the LVIP American Century Mid Cap Value Fund and the LVIP American Century Value Fund will be added as available investment options under your contract.

Under the “Appendix B – Funds Available Under the Contract” section of the prospectus, the following investment options are added to the table:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses(2)	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2022)
					1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund - Service Class(1) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.01%	0.00%	1.01%	-1.38%	6.61%	10.84%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund - Service Class(1) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.86%	0.00%	0.86%	0.31%	7.68%	10.41%

(1)This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

(2)The pro forma fees and expenses of the Acquiring Fund are estimated as if the Reorganizations were in effect for the 12 months ended June 30, 2023.

Upon completion of the Reorganizations, all information and references to each Acquired Fund’s Sub-Account are deleted from your prospectus.

This Supplement should be retained for future reference.

FRII030424-FR